                                                                     Exhibit 4.2


                              ALAMO FINANCING L.P.,

                                    as Issuer

                                       and

                              THE BANK OF NEW YORK,

                                   as Trustee

                  AMENDED AND RESTATED SERIES 1999-1 SUPPLEMENT

                            dated as of June 30, 2000

                                       to

                                 BASE INDENTURE

                          dated as of February 26, 1999




                 Variable Funding Rental Car Asset Backed Notes

                                TABLE OF CONTENTS

                                                                            Page



PRELIMINARY STATEMENT..........................................................1

DESIGNATION....................................................................1

ARTICLE I    DEFINITIONS.......................................................1

ARTICLE II   INITIAL ISSUANCE AND INCREASES AND DECREASES OF PRINCIPAL
             AMOUNT OF SERIES 1999-1 NOTES.....................................8

         Section 2.1       Procedure for Increasing the Series 1999-1
                           Invested Amount.....................................8

         Section 2.2       Procedure for Decreasing the Series 1999-1
                           Invested Amount....................................10

ARTICLE III   SERIES 1999-1 ALLOCATIONS.......................................11

         Section 3.1       Establishment of Series 1999-1 Collection
                           Account Series 1999-1 Accrued Interest Account
                           and Series 1999-1 Excess Collection Account........11

         Section 3.2       Allocations with Respect to the Series
                           1999-1 Notes.......................................11

         Section 3.3       Payments To Series 1999-1 Noteholder...............12

         Section 3.4       Payment of Note Principal..........................14

         Section 3.5       The Servicer's Failure to Instruct the
                           Trustee to Make a Deposit or Payment...............15

ARTICLE IV    AMORTIZATION EVENTS.............................................16

         Section 4.1       Amortization Events................................16

         Section 4.2       Rights of the Trustee upon Affiliate
                           Issuer Liquidation Event...........................17

ARTICLE V     FORM OF SERIES 1999-1 NOTES.....................................17

ARTICLE VI    GENERAL.........................................................18

         Section 6.1       Optional Repurchase................................18

         Section 6.2       Information........................................18

         Section 6.3       Exhibits...........................................18

         Section 6.4       Series 1999-1 Demand Note..........................18

         Section 6.5       Ratification of Base Indenture.....................18

         Section 6.6       Counterparts.......................................19

         Section 6.7       Governing Law......................................19

         Section 6.8       Amendments.........................................19

         Section 6.9       Notice to Rating Agencies..........................19

EXHIBITS

Exhibit A:        Form of Variable Funding Note
Exhibit B:        Form of Series 1999-1 Demand Note

                  AMENDED AND RESTATED SERIES 1999-1 SUPPLEMENT, dated as of June 30, 2000 (as amended, modified, restated or supplemented from time to time in accordance with the terms hereof, this "SERIES SUPPLEMENT") between Alamo Financing L.P., a special purpose limited partnership established under the laws of Delaware ("ISSUER") and The Bank of New York, a New York banking corporation, as trustee (together with its successors in trust under the Base Indenture referred to below, the "TRUSTEE"), to the Base Indenture, dated as of February 26, 1999, between Issuer and the Trustee (as amended by the Supplemental Indenture thereto, dated as of June 30, 2000, and as further amended, modified, restated or supplemented from time to time, exclusive of Series Supplements, the "BASE INDENTURE").

                              PRELIMINARY STATEMENT

                  WHEREAS, pursuant to SECTION 2.2 and 12.1 of the Base Indenture, the parties hereto have entered into that certain Series 1999-1 Supplement, dated as of February 26, 1999 (the "ORIGINAL SERIES 1999-1 SUPPLEMENT") for the purpose of issuing the Series 1999-1 Notes (as defined herein);

                  WHEREAS, AutoNation, Inc. (f/k/a Republic Industries, Inc.) ("AUTONATION") and ANC Rental Corporation ("ANC") are party to that certain Separation and Distribution Agreement, dated as of June 30, 2000 (the "SEPARATION AND DISTRIBUTION AGREEMENT"), pursuant to which AutoNation is separating its automotive rental business so that all of the assets and liabilities of its automotive rental business will be owned and assumed by ANC; and

                  WHEREAS, SECTION 6.8 of the Original Series 1999-1 Supplement provides that the Original Series 1999-1 Supplement may be amended in accordance with the terms of the Base Indenture;

                  WHEREAS, SECTION 12.2 of the Base Indenture permits the Issuer and the Trustee with the consent of the Rating Agencies, any applicable Enhancement Provider and the Requisite Investors, to enter into one or more indentures supplemental to the Base Indenture;

                  WHEREAS, the parties hereto desire to amend and restate the Original Series 1999-1 Supplement in order to, among other things, provide for the replacement of AutoNation with ANC as the Servicer and Guarantor under the Base Leases, as Master Servicer under the Master Collateral Agency Agreement and as issuer of the Series 1999-1 Demand Note.

                  WHEREAS, effective as of December 31, 1999, pursuant to that certain Agreement and Plan of Merger, dated as of December 20, 1999, between Alamo Rent-A-Car, Inc. and Alamo Rent-A-Car, LLC, Alamo Rent-A-Car, Inc. merged with and into Alamo Rent-A-Car, LLC;

                  NOW, THEREFORE, the parties hereto agree that the Original Series 1999-1 Supplement shall be and hereby is amended and restated in its entirety to read as follows:

                                   DESIGNATION

                  There is hereby created a Series of Notes to be issued pursuant to the Base Indenture and this Series Supplement and such Series of Notes shall be designated generally as Variable Funding Rental Car Asset Backed Notes, Series 1999-1.

                  The proceeds from the sale of the Series 1999-1 Notes (as defined herein) and the proceeds from any Increase (as defined herein) shall be deposited in the Collection Account and used to (i) acquire, finance or refinance Eligible Vehicles for leasing under the Lease, (ii) finance or refinance Eligible Receivables and (iii) make payments in reduction of the Invested Amount of other Series of Notes.

                  The Series 1999-1 Notes are a non-Segregated Series of Notes (as more fully described in the Base Indenture). Accordingly, all references in this Series Supplement to "all" Series of Notes (and all references in this Series Supplement to terms defined in the Base Indenture that contain references to "all" Series of Notes) shall refer to all Series of Notes other than Segregated Series of Notes.

                                   ARTICLE I

                                   DEFINITIONS

                  (a) All capitalized terms not otherwise defined herein are defined in the Definitions List attached to the Base Indenture as SCHEDULE 1 thereto, as amended, modified, restated or supplemented from time to time in accordance with the terms of the Base Indenture (exclusive of any Series Supplements). All Article, Section or Subsection references herein shall refer to Articles, Sections or Subsections of the Base Indenture, except as otherwise provided herein. Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Base Indenture, each capitalized term used or defined herein shall relate only to the Series 1999-1 Notes and not to any other Series of Notes issued by Issuer. All references herein to the "Series 1999-1 Supplement" shall mean the Base Indenture, as supplemented hereby.

                  (b) The following words and phrases shall have the following meanings with respect to the Series 1999-1 Notes and the definitions of such terms are applicable to the singular as well as the plural form of such terms and to the masculine as well as the feminine and neuter genders of such terms:

                  "ARG" means ARG Funding Corp., a special purpose Delaware corporation, and its successors or assigns.

                  "ARG AGREEMENTS" means the ARG Indenture and any other agreements relating to the issuance of any series of ARG Notes to which ARG is a party.

                  "ARG AMORTIZATION EVENT" means any one of the events with respect to any series of the ARG Notes described in Section 9.1 of the ARG Indenture.

                  "ARG BASE INDENTURE" means the Base Indenture, dated as of February 26, 1999, between ARG and The Bank of New York, as trustee, as amended by the Supplemental Indenture thereto, dated as of June 30, 2000, and as further amended, modified, restated or supplemented from time to time, exclusive of supplements thereto creating new series of ARG Notes.

                  "ARG COMMITTED PURCHASER" means a special purpose company that has committed to purchase a series of ARG Notes from ARG from time to time and that finances such purchases with, among other things, the proceeds of commercial paper notes issued by such special purpose company.

                  "ARG INDENTURE" means the ARG Base Indenture, as supplemented by the ARG Non-Segregated Series Supplements.

                  "ARG MANDATORY PREPAYMENT AMOUNT" means, on any Business Day, the aggregate outstanding principal amount of the ARG Notes of any series with respect to which an ARG Amortization Event shall have occurred and is continuing.

                  "ARG NON-SEGREGATED SERIES SUPPLEMENT" means a Supplement to the ARG Base Indenture between ARG and the ARG Trustee pursuant to which a series of ARG Notes were issued and are outstanding.

                  "ARG NOTEHOLDER" means a Person in whose name an ARG Note is registered in accordance with the ARG Indenture.

                  "ARG NOTES" means any one of the series of Rental Car Asset Backed Notes issued by ARG pursuant to the ARG Base Indenture that are secured by collateral that includes, among other things, a security interest in all of ARG's right, title and interest in the Series 1999-1 Notes.

                  "ARG REVOLVING PERIOD TERMINATION DATE" means the first day on which the principal amount of each series of ARG Notes outstanding is amortizing in accordance with the applicable ARG Non-Segregated Series Supplement and no ARG Noteholder is obligated to make further investments in its ARG Notes under the applicable ARG Non-Segregated Series Supplement or otherwise.

                  "ARG TRUSTEE" means the party named as such in the ARG Base Indenture until a successor replaces it in accordance with the applicable provisions of the ARG Base Indenture and thereafter means the successor serving thereunder.

                  "DECREASE" has the meaning specified in SECTION 2.2 of this Series Supplement.

                  "DEFICIENCY AMOUNT" has the meaning specified in SECTION 3.3(a) of this Series Supplement.

                  "INCREASE" has the meaning specified in SECTION 2.1(a) of this Series Supplement.

                  "ISSUER'S SHARE" has the meaning specified in the ARG Base Indenture.

                  "MONTHLY TOTAL PRINCIPAL ALLOCATION" means for any Related Month the sum of all Series 1999-1 Principal Allocations with respect to such Related Month.

                  "OUTSTANDING" means with respect to the Series 1999-1 Notes, all Series 1999-1 Notes theretofore authenticated and delivered under the Indenture, EXCEPT (a) Series 1999-1 Notes theretofore cancelled or delivered to the Registrar for cancellation, (b) Series 1999-1 Notes which have not been presented for payment but funds for the payment of which are on deposit in the Series 1999-1 Collection Account and are available for payment of such Series 1999-1 Notes, and Series 1999-1 Notes which are considered paid pursuant to
SECTION 8.1 of the Base Indenture, or (c) Series 1999-1 Notes in exchange for or in lieu of which other Series 1999-1 Notes have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Trustee is presented that any such Series 1999-1 Notes are held by a purchaser for value.

                  "RATING AGENCIES" means, with respect to the Series 1999-1 Notes, Standard & Poor's, Moody's and any other nationally recognized rating agency rating any series of ARG Noted at the request of ARG or rating any commercial paper notes issued by an ARG Committed Purchaser.

                  "RECORD DATE" means, with respect to each Distribution Date, the Business Day immediately preceding such Distribution Date.

                  "REPURCHASE AMOUNT" means, on the Repurchase Date, an amount equal to the Series 1999-1 Invested Amount, plus (i) all accrued and unpaid interest on the Series 1999-1 Notes for the period from and including the immediately preceding Distribution Date to and excluding the Repurchase Date calculated at the Series 1999-1 Note Rate, (ii) the Series Monthly Servicing Fee calculated for the period from and including the immediately preceding Distribution Date to and excluding the Repurchase Date and (iii) without duplication, any other Series 1999-1 Accrued Amounts then due and payable.

                  "REPURCHASE DATE" has the meaning specified in SECTION 6.1 of this Series Supplement.

                  "SERIES 1999-1 ACCRUED AMOUNTS" means, on any date of determination, the sum of (i) accrued and unpaid interest on the Series 1999-1 Notes as of such date, (ii) the accrued and unpaid Series Monthly Servicing Fee with respect to the Series 1999-1 Notes payable by Issuer pursuant to Section
26.1 of the Lease on such date and (iii) the product of (A) the Carrying Charges (other than the Series Monthly Servicing Fee payable with respect to any Series) payable on such date times (B) the Series 1999-1 Percentage as of the immediately preceding Distribution Date.

                  "SERIES 1999-1 ACCRUED INTEREST ACCOUNT" has the meaning specified in SECTION 3.1(b) of this Series Supplement.

                  "SERIES 1999-1 AFFILIATE ISSUER LIQUIDATION EVENT" means any one of the events with respect to any series of the ARG Notes defined as a "Series ARG Liquidation Event" with respect to such series in the related ARG Non-Segregated Series Supplement.

                  "SERIES 1999-1 AGGREGATE ASSET AMOUNT" means, as of any date of determination, the product of (a) the Series 1999-1 Percentage as of such date and (b) the Aggregate Asset Amount as of such date.

                  "SERIES 1999-1 CLOSING DATE" means February 26, 1999.

                  "SERIES 1999-1 COLLECTION ACCOUNT" has the meaning specified in SECTION 3.1(b) of this Series Supplement.

                  "SERIES 1999-1 DEMAND NOTE" means the demand note made by ANC to Alamo and assigned by Alamo to Issuer which is payable by ANC upon Issuer's demand, substantially in the form of EXHIBIT B.

                  "SERIES 1999-1 DEPOSIT DATE" has the meaning specified in
SECTION 3.2 of this Series Supplement.

                  "SERIES 1999-1 ENHANCEMENT AMOUNT" means, as of any date of determination, the Series 1999-1 Overcollateralization Amount as of such date.

                  "SERIES 1999-1 ENHANCEMENT DEFICIENCY" means, on any date of determination, the amount by which the Series 1999-1 Enhancement Amount is less than the Series 1999-1 Required Enhancement Amount as of such date.

                  "SERIES 1999-1 EXCESS COLLECTION ACCOUNT" has the meaning specified in SECTION 3.1(b) of this Series Supplement.

                  "SERIES 1999-1 FLEET PURCHASE AMOUNT" means, on any date of determination, an amount equal to 15% of the aggregate purchase commitments of all ARG Committed Purchasers on such date.

                  "SERIES 1999-1 INITIAL INVESTED AMOUNT" means $1,546,000,824.

                  "SERIES 1999-1 INTEREST PERIOD" means a period commencing on and including a Distribution Date and ending on and including the day preceding the next succeeding Distribution Date; PROVIDED, HOWEVER, that the initial Series 1999-1 Interest Period shall commence on and include the Series 1999-1 Closing Date and end on and include March 21, 1999.

                  "SERIES 1999-1 INVESTED AMOUNT" means, when used with respect to any date, an amount equal to (a) the Series 1999-1 Initial Invested Amount MINUS (b) the amount of principal payments made pursuant to SECTION 3.4 of this Series Supplement to the Series 1999-1 Noteholder on or prior to such date PLUS
(c) any Increases in the Series 1999-1 Invested Amount pursuant to SECTION 2.1 of this Series Supplement on or prior to such date.

                  "SERIES 1999-1 INVESTED PERCENTAGE" means on any date of determination:

                  (a) when used with respect to Principal Collections, the percentage equivalent (which percentage shall never exceed 100%) of a fraction the numerator of which shall be equal to the sum of the Series 1999-1 Invested Amount and the Series 1999-1 Overcollateralization Amount, determined during the Series 1999-1 Revolving Period at the close of business on the immediately preceding Business Day, or, during the Series 1999-1 Rapid Amortization Period, at the close of business on the last day of the Series 1999-1 Revolving Period, and the denominator of which shall be the greater of(I) the Aggregate Asset Amount determined during the Series 1999-1 Revolving Period as of such date of determination or, during the Series 1999-1 Rapid Amortization Period, at the close of business on the last day of the Series 1999-1 Revolving Period, and
(II) as of the same date as in CLAUSE (i), the sum of the numerators used to determine invested percentages for allocations with respect to Principal Collections (for all Series of Notes and all classes of such Series of Notes); and

                  (b) when used with respect to Interest Collections, the percentage equivalent (which percentage shall never exceed 100%) of a fraction the numerator of which shall be the Series 1999-1 Accrued Amounts on such date of determination, and the denominator of which shall be the aggregate Accrued Amounts with respect to all Series of Notes on such date of determination.

                  "SERIES 1999-1 LIMITED LIQUIDATION EVENT OF DEFAULT" means, so long as such event or condition continues, any Series 1999-1 Affiliate Issuer Liquidation Event or any event or condition of the type specified in CLAUSE (a),
(b), or (c) or (d) of Article IV of this Series Supplement that continues for thirty (30) days (without double counting the cure period, if any, provided therein); PROVIDED, HOWEVER that any Series 1999-1 Affiliate Issuer Liquidation Event or event or condition of the type specified in clause (a), (b), (c), or
(d) of SECTION 4.1 of this Series Supplement shall not constitute a Series 1999-1 Limited Liquidation Event of Default if within such thirty (30) day period, such Series 1999-1 Affiliate Issuer Liquidation Event, Series 1999-1 Enhancement Deficiency or payment default, as the case may be, shall have been cured, and, after such cure is provided for, the Series 1999-1 Rating Agency Confirmation Condition shall have been satisfied with respect to such cure.

                  "SERIES 1999-1 MAXIMUM INVESTED AMOUNT" means $2,500,000,000, as such amount may be increased or reduced from time to time pursuant to a written agreement between Issuer and ARG.

                  "SERIES 1999-1 NOTEHOLDER" means ARG, as registered holder of the Series 1999-1 Notes.

                  "SERIES 1999-1 NOTE RATE" means, with respect to any Series 1999-1 Interest Period, the interest rate equal to the sum of (a) 1/12 of the Additional Spread Percentage as of the first day of such Series 1999-1 Interest Period and (b) the percentage equivalent of a fraction, the numerator of which is equal to (i) the sum of (x) the product of (A) the sum of (1) the aggregate amount of interest payable by ARG on the ARG Notes in respect of such Series 1999-1 Interest Period on the next succeeding Distribution Date (excluding any amounts previously paid pursuant to SECTION 3.3(c) of this Series Supplement),
(2) all unpaid fees, costs, expenses and indemnities payable by ARG on or prior to such Distribution Date pursuant to the ARG Indenture and any of the other ARG Agreements (including any amounts payable by ARG to any Person providing credit enhancement for any ARG Notes), (3) all unreimbursed out-of-pocket costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by ARG in connection with the administration, enforcement, waiver or amendment of the ARG Indenture and any of the other ARG Agreements on or prior to such Distribution Date and (4) all other operating expenses of ARG (including any management fees) and (B) the Issuer's Share as of the first day of such Series 1999-1 Interest Period and (y) all unreimbursed out-of-pocket costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by ARG in connection with the administration, enforcement, waiver or amendment of any Related Document prior to such Distribution Date and (ii) the denominator of which is equal to the average daily Series 1999-1 Invested Amount during such Series 1999-1 Interest Period; PROVIDED, HOWEVER, that the Series 1999-1 Note Rate will in no event be higher than the maximum rate permitted by applicable law.

                  "SERIES 1999-1 NOTES" means any one of the Series 1999-1 Variable Funding Rental Car Asset Backed Notes, executed by Issuer and authenticated and delivered by or on behalf of the Trustee, substantially in the form of EXHIBIT A.

                  "SERIES 1999-1 OVERCOLLATERALIZATION AMOUNT" means, as of any date of determination, the excess, if any, of the Series 1999-1 Aggregate Asset Amount over the Series 1999-1 Invested Amount as of such date.

                  "SERIES 1999-1 PERCENTAGE" means, as of any date of determination, a fraction, expressed as a percentage, the numerator of which is the Series 1999-1 Invested Amount as of such date and the denominator of which is the aggregate Invested Amount of each Series of Notes outstanding as of such date.

                  "SERIES 1999-1 PRINCIPAL ALLOCATION" has the meaning specified in SECTION 3.2(a)(ii) of this Series Supplement.

                  "SERIES 1999-1 RAPID AMORTIZATION PERIOD" means the period beginning at the close of business on the Business Day immediately preceding the day on which a Termination Event is deemed to have occurred and ending upon the earliest to occur of (i) the date on which the Series 1999-1 Notes are fully paid, (ii) the Series 1999-1 Termination Date and (iii) the termination of the Indenture.

                  "SERIES 1999-1 RATING AGENCY CONFIRMATION AND CONSENT CONDITION" means, with respect to the Series 1999-1 Notes and any action, that
(i) each Rating Agency shall have notified the Trustee, ARG and the ARG Trustee in writing that such action will not result in a reduction or withdrawal of the rating of any series of ARG Notes (without regard to the presence of any insurance policy guaranteeing the payment of principal of, or interest on, any such series of ARG Notes) or the rating of any commercial paper notes issued by an ARG Committed Purchaser and (ii) ARG shall have consented in writing to such action.

                  "SERIES 1999-1 RATING AGENCY CONFIRMATION CONDITION" means, with respect to the Series 1999-1 Notes and any action, that each Rating Agency shall have notified the Trustee, ARG and the ARG Trustee in writing that such action will not result in a reduction or withdrawal of the rating of any series of ARG Notes (without regard to the presence of any insurance policy guaranteeing the payment of principal of, or interest on, any such series of ARG Notes) or the rating of any commercial paper notes issued by an ARG Committed Purchaser.

                  "SERIES 1999-1 REQUIRED ENHANCEMENT AMOUNT" means, as of any date of determination, the Series 1999-1 Required Overcollateralization Amount on such date.

                  "SERIES 1999-1 REQUIRED NOTEHOLDERS" means the ARG Trustee acting at the direction of the requisite percentage of the ARG Noteholders in accordance with the ARG Indenture.

                  "SERIES 1999-1 REQUIRED OVERCOLLATERALIZATION AMOUNT" means, as of any date of determination, the product of (x) 0.50% and (y) the Series 1999-1 Invested Amount as of such date.

                  "SERIES 1999-1 REVOLVING PERIOD" means the period from and including the Series 1999-1 Closing Date to the commencement of the Series 1999-1 Rapid Amortization Period.

                  "SERIES 1999-1 SERVICING FEE PERCENTAGE" means 0.50% per annum.

                  "SERIES 1999-1 TERMINATION DATE" means the first Distribution Date that is 60 or more months after the ARG Revolving Period Termination Date.

                  "SERIES SUPPLEMENT" has the meaning set forth in the preamble.

                  "TERMINATION EVENT" means the earlier to occur of (a) the day on which an Amortization Event is deemed to have occurred with respect to the Series 1999-1 Notes and (b) the ARG Revolving Period Termination Date.

                                   ARTICLE II

                 INITIAL ISSUANCE AND INCREASES AND DECREASES OF
                     PRINCIPAL AMOUNT OF SERIES 1999-1 NOTES

        Section 2.1 PROCEDURE FOR INCREASING THE SERIES 1999-1 INVESTED AMOUNT.

                  (a) Subject to satisfaction of the conditions precedent set forth in SUBSECTION (B) of this SECTION 2.1, (i) on the Series 1999-1 Closing Date, Issuer may issue Series 1999-1 Notes in the initial principal amount equal to the Series 1999-1 Initial Invested Amount and (ii) on any Business Day during the Series 1999-1 Revolving Period, Issuer may increase the Series 1999-1 Invested Amount (each such increase referred to herein as an "INCREASE") in order to, upon request by a Lessee (or the Servicer, on its behalf), acquire, finance the acquisition of or refinance Eligible Vehicles for leasing under the Lease or finance Eligible Receivables hereunder or under the Lease. Issuer may effect an Increase, upon receipt of confirmation from ARG of the availability of funds under the ARG Indenture in an amount equal to such Increase, by issuing, at par, additional principal amounts of the Series 1999-1 Notes. Proceeds from the initial issuance of the Series 1999-1 Notes and from any Increase shall be deposited into the Series 1999-1 Collection Account and allocated in accordance with ARTICLE III hereof. Upon each Increase, the Trustee shall, or shall cause the Registrar to, indicate in the Note Register such Increase.

                  (b) The initial Series 1999-1 Notes will be issued on the Series 1999-1 Closing Date and the Series 1999-1 Invested Amount may be increased on any Business Day during the Series 1999-1 Revolving Period, in each case pursuant to SUBSECTION (a) above, only upon satisfaction of each of the following conditions (as evidenced by an Officer's Certificate delivered by Issuer to the Trustee) with respect to such initial issuance and each proposed
Increase:

                      (i) The amount of such issuance or Increase shall be equal to or greater than $100,000;

                      (ii) After giving effect to such issuance or Increase, the Series 1999-1 Invested Amount shall not exceed the Series 1999-1 Maximum Invested Amount;

                      (iii) After giving effect to such issuance or Increase and the application of the proceeds thereof, no Series 1999-1 Enhancement Deficiency shall exist;

                      (iv) After giving effect to such issuance or Increase and the application of the proceeds thereof, the amount of the Series 1999-1 Demand Note shall not be less than the amount referred to in
         SECTION 6.4 of this Series Supplement at such time.

                      (v) No Amortization Event or Potential Amortization Event with respect to the Series 1999-1 Notes, Liquidation Event of Default or Series 1999-1 Limited Liquidation Event of Default with respect to the Series 1999-1 Notes shall have occurred or be continuing;

                      (vi) Such issuance or Increase and the application of the proceeds thereof shall not result in the occurrence of (1) an Amortization Event, a Liquidation Event of Default or a Series 1999-1 Limited Liquidation Event of Default, or (2) an event or occurrence, which, with the passing of time or the giving of notice thereof, or both, would become an Amortization Event, a Liquidation Event of Default or a Series 1999-1 Limited Liquidation Event of Default;

                      (vii) Such issuance or Increase and the application of the proceeds thereof shall not result in the occurrence of an ARG Amortization Event with respect to any series of ARG Notes or an event or occurrence, which, with the passing of time or the giving of notice thereof, or both, would become an ARG Amortization Event with respect to any series of ARG Notes;

                      (viii) All conditions precedent to the acquisition of additional Vehicles or refinancing of Eligible Receivables under the Lease or the refinancing of Eligible Receivables hereunder shall have been satisfied;

                      (ix) The Master Collateral Agent shall have previously received executed counterparts of the Assignment Agreements related to the assignment of rights under each Manufacturer Program under which Program Vehicles designated in the applicable Vehicle Order will be or have been purchased and are proposed to be included in the Aggregate Asset Amount, duly executed by the applicable Lessee. Issuer, the Master Collateral Agent and each applicable Manufacturer;

                      (x) The Master Collateral Agent shall have previously received a copy of each Manufacturer Program under which Program Vehicles designated in the applicable Vehicle Order will be or have been purchased and are proposed to be included in the Aggregate Asset Amount and an Officer's Certificate duly executed by an Authorized Officer of the applicable Lessee certifying that each such copy is true, correct and complete as of such date;

                      (xi) Notice of such Increase shall have been delivered to ARG and the Trustee;

                      (xii) All representations and warranties set forth in
         Article 7 of the Base Indenture and Section 23 of the Lease shall be true and correct (in all material respects to the extent any such representations and warranties do not incorporate a materiality limitation in their terms) on such date (except to the extent such representations and warranties relate to an earlier date, in which case, such representations and warranties shall be true and correct as of such earlier date);

                      (xiii) (1) On the Series 1999-1 Closing Date, the Lessees shall have delivered to the Trustee the original Counterpart No. 1 of the Lease (as set forth on the cover page and signature page of the Lease) and (2) on the date of any Increase the Trustee shall have in its possession the original of Counterpart No. 1 of the Lease (as set forth on the cover page and signature page of the Lease); and

                      (xiv) If any portion of the proceeds thereof are to be applied to refinance Eligible Receivables owned by Issuer, Issuer or a Lessee shall have prepared or shall have caused to be prepared a Refinanced Vehicle Schedule concerning such Eligible Receivables and delivered or caused to be delivered such Refinanced Vehicle Schedule to the Master Collateral Agent and the Trustee.

         Section 2.2 PROCEDURE FOR DECREASING THE SERIES 1999-1 INVESTED AMOUNT. On any Business Day, Issuer may decrease the Series 1999-1 Invested Amount (each such decrease referred to as a "DECREASE") by withdrawing from the Series 1999-1 Excess Collection Account and distributing to the Series 1999-1 Noteholder in respect of principal on the Series 1999-1 Notes, an amount equal to the amount of such Decrease in accordance with SECTION 3.4(b). Upon each Decrease, the Trustee shall, or shall cause the Registrar to indicate in the Note Register such Decrease. The amount of any Decrease shall not exceed the amount on deposit in the Series 1999-1 Excess Collection Account and available for distribution to the Series 1999-1 Noteholder in respect of principal on the Series 1999-1 Notes.

                                  ARTICLE III

                            SERIES 1999-1 ALLOCATIONS

                  With respect to the Series 1999-1 Notes only, the following shall apply:

         Section 3.1 ESTABLISHMENT OF SERIES 1999-1 COLLECTION ACCOUNT SERIES 1999-1 ACCRUED INTEREST ACCOUNT AND SERIES 1999-1 EXCESS COLLECTION ACCOUNT.

                  (a) All Collections allocable to the Series 1999-1 Notes shall be allocated to the Collection Account.

                  (b) The Trustee will create three Administrative Subaccounts within the Collection Account for the benefit of the Series 1999-1 Noteholder:

the Series 1999-1 Collection Account (such Administrative Subaccount, the "SERIES 1999-1 COLLECTION ACCOUNT"), the Series 1999-1 Excess Collection Account (such Administrative Subaccount, the "SERIES 1999-1 EXCESS COLLECTION ACCOUNT") and the Series 1999-1 Accrued Interest Account (such Administrative Subaccount, the "SERIES 1999-1 ACCRUED INTEREST ACCOUNT").

         Section 3.2 ALLOCATIONS WITH RESPECT TO THE SERIES 1999-1 NOTES. The proceeds from the issuance of the Series 1999-1 Notes will be deposited into the Collection Account. On the Series 1999-1 Closing Date and each Business Day on which proceeds from any Increase or Collections are deposited into the Collection Account (each such date, a "SERIES 1999-1 DEPOSIT DATE"), the Servicer will direct the Trustee in writing to allocate all amounts deposited into the Collection Account in accordance with the provisions of this SECTION 3.2:

                  (a) ALLOCATIONS OF COLLECTIONS DURING THE SERIES 1999-1 REVOLVING PERIOD. During the Series 1999-1 Revolving Period, the Servicer will direct the Trustee in writing to allocate, prior to 12:00 noon (New York City time) on each Series 1999-1 Deposit Date, all amounts deposited into the Collection Account as set forth below:

                      (i) allocate to the Series 1999-1 Collection Account an amount equal to the Series 1999-1 Invested Percentage (as of such day) of the aggregate amount of Interest Collections on such day. All such amounts allocated to the Series 1999-1 Collection Account shall be further allocated to the Series 1999-1 Accrued Interest Account; and

                      (ii) allocate to the Series 1999-1 Excess Collection Account an amount equal to the sum of (A) the Series 1999-1 Invested Percentage (as of such day) of the aggregate amount of Principal Collections on such day (for any such day, the "SERIES 1999-1 PRINCIPAL ALLOCATION") plus (B) the proceeds from the issuance of the Series 1999-1 Notes and from any Increase, which amounts may be applied to make a Decrease in accordance with SECTIONS 2.2 and 3.4(b).

                  (b) ALLOCATIONS OF COLLECTIONS DURING THE SERIES 1999-1 RAPID AMORTIZATION PERIOD. With respect to the Series 1999-1 Rapid Amortization Period, the Servicer will direct the Trustee in writing to allocate, prior to 12:00 noon (New York City time) on any Series 1999-1 Deposit Date, all amounts deposited into the Collection Account as set forth below:

                      (i) allocate to the Series 1999-1 Collection Account an amount determined as set forth in SECTION 3.2(a)(i) above for such day, which amount shall be further allocated to the Series 1999-1 Accrued Interest Account; and

                      (ii) allocate to the Series 1999-1 Collection Account an amount equal to the Series 1999-1 Principal Allocation for such day, which amount shall be used to make principal payments in respect of the Series 1999-1 Notes until the Series 1999-1 Invested Amount has been reduced to zero.

                  (c) SERIES 1999-1 EXCESS COLLECTION ACCOUNT. Amounts allocated to the Series 1999-1 Excess Collection Account on any Series 1999-1 Deposit Date will be FIRST, used to pay the ARG Mandatory Prepayment Amount pursuant to
SECTION 3.4(c) of this Series Supplement, SECOND, used to pay the principal amount of any other Series of Notes that are then required to be paid under the Base Indenture, as supplemented by the Series Supplement relating to such Series of Notes, THIRD, used, at the option of Issuer, to make a Decrease in accordance with SECTION 2.2 and 3.4(b) of this Series Supplement, and FOURTH, any remaining funds may be released to Issuer and used by Issuer to finance Eligible Receivables hereunder or to acquire, refinance or finance the acquisition of Eligible Vehicles or finance Eligible Receivables under, and in accordance with the terms of, the Lease or for any other purpose, in each case, only to the extent that no Series 1999-1 Enhancement Deficiency would result from, or exist after, the release of such funds to Issuer. Issuer may transfer funds to Trustee for deposit in the Series 1999-1 Excess Collection Account on any Business Day. Upon receipt of any such funds, the Trustee shall deposit them in the Series 1999-1 Excess Collection Account. Upon the occurrence of a Termination Event, funds allocated to the Series 1999-1 Excess Collection Account will be allocated as Principal Collections by the Trustee to the Series 1999-1 Collection Account and applied to reduce the Series 1999-1 Invested Amount on the immediately succeeding Distribution Date. Prior to financing Eligible Receivables with funds released from the Series 1999-1 Excess Collection Account, Issuer shall prepare or cause to be prepared a Refinanced Vehicle Schedule concerning such Eligible Receivables and deliver or cause to be delivered such Refinanced Vehicle Schedule to the Master Collateral Agent and the Trustee.

         Section 3.3 PAYMENTS TO SERIES 1999-1 NOTEHOLDER.

                  On each Determination Date, as provided below, the Servicer shall instruct the Trustee in writing to withdraw, and on the following Distribution Date the Trustee, acting in accordance with such instructions, shall withdraw the amounts required to be withdrawn from the Collection Account pursuant to SECTION 3.3(a) and (b) below in respect of all funds available from Interest Collections processed since the preceding Distribution Date and allocated to the Series 1999-1 Noteholder (less any portion thereof paid to the Series 1999-1 Noteholder during such period pursuant to SECTION 3.3(c) BELOW).

                  (a) NOTE INTEREST WITH RESPECT TO THE SERIES 1999-1 NOTES. On each Determination Date, the Servicer shall instruct the Trustee in writing as to the amount to be withdrawn and paid pursuant to this SECTION 3.3(a) from amounts allocated to the Series 1999-1 Accrued Interest Account to the extent funds are anticipated to be available from Interest Collections allocable to the Series 1999-1 Notes processed from but not including the preceding Distribution Date through and including the succeeding Distribution Date in respect of (x) first, an amount equal to interest accrued on the Series 1999-1 Notes during the Series 1999-1 Interest Period ending on the day preceding such succeeding Distribution Date which will be equal to the product of (i) the Series 1999-1 Note Rate for such Series 1999-1 Interest Period and (ii) the average daily Series 1999-1 Invested Amount during such Series 1999-1 Interest Period, and (y) then, an amount equal to the amount of any unpaid Deficiency Amounts, as of the preceding Distribution Date (together with any accrued interest on such Deficiency Amounts). If the amount available to pay the amounts described in clauses (X) and (Y) of the preceding sentence of this SECTION 3.3(a) is insufficient to pay such amounts on any Distribution Date, payments of interest to the Series 1999-1 Noteholder will be reduced by the amount of such deficiency. The amount, if any, of such deficiency on any Distribution Date shall be referred to as the "DEFICIENCY AMOUNT." Interest shall accrue on the Deficiency Amount for each Series 1999-1 Interest Period at the Series 1999-1 Note Rate for such Series 1999-1 Interest Period. On the following Distribution Date, the Trustee shall, as instructed above, withdraw an amount equal to the accrued interest on the Series 1999-1 Notes (as determined above) and the Deficiency Amount, if any (together with accrued interest thereon), from the Series 1999-1 Accrued Interest Account and pay such amounts to the Series 1999-1 Noteholder in accordance with SECTION 6.1 of the Base Indenture. If the Deficiency Amount (together with interest thereon) is not paid in full within five (5) Business Days, an Amortization Event with respect to the Series 1999-1 Notes shall occur in accordance with CLAUSE (b) of SECTION 4.1.

                  (b) BALANCE. On each Distribution Date, the Servicer shall instruct the Trustee in writing to pay the balance (after making the payments required in SECTION 3.3(A) of this Series Supplement), if any, of the Interest Collections allocated to the Series 1999-1 Noteholder since the preceding Distribution Date (less any portion thereof paid to the Series 1999-1 Noteholder during such period pursuant to SECTION 3.3(c) BELOW) as follows:

                      (i) on each Distribution Date during the Series 1999-1 Revolving Period, (1) first, to the Servicer, in an amount equal to the Series Monthly Servicing Fee with respect to the Series 1999-1 Notes payable by Issuer pursuant to Section 26.1 of the Lease on such Distribution Date, (2) second, to the Trustee, in an amount equal to the Series 1999-1 Percentage as of the immediately preceding Distribution Date of the Trustee's fees for the Series 1999-1 Interest Period ending on such current Distribution Date, (3) third, to pay any Carrying Charges (other than Carrying Charges provided for above) to the Persons to whom such amounts are owed, in an amount equal to the Series 1999-1 Percentage as of the immediately preceding Distribution Date of such Carrying Charges (other than Carrying Charges provided for above) for such Series 1999-1 Interest Period and (4) fourth, the balance, if any, shall be withdrawn by the Trustee from the Series 1999-1 Collection Account and paid to Issuer; and

                      (ii) on each Distribution Date during the Series 1999-1 Rapid Amortization Period, (1) first, to the Trustee, in an amount equal to the Series 1999-1 Percentage as of the immediately preceding Distribution Date of the Trustee's fees for the Series 1999-1 Interest Period ending on such current Distribution Date, (2) second, to the Servicer, in an amount equal to the Series Monthly Servicing Fee with respect to the Series 1999-1 Notes payable by Issuer pursuant to
         Section 26.1 of the Lease on such Distribution Date, (3) third, to pay any Carrying Charges (other than Carrying Charges provided for above) to the

         Persons to whom such amounts are owed, in an amount equal to the Series 1999-1 Percentage as of the immediately preceding Distribution Date of such Carrying Charges (other than Carrying Charges provided for above) for such Series 1999-1 Interest Period and (4) fourth, the balance, if any, shall be applied to reduce the Series 1999-1 Invested Amount on such current Distribution Date in accordance with SECTION 3.4 of this Series Supplement.

                  (c) INTEREST PAYMENTS DURING SERIES 1999-1 INTEREST PERIOD. On any Business Day during a Series 1999-1 Interest Period, the Servicer may instruct the Trustee in writing to withdraw, and on such Business Day the Trustee, acting in accordance with such instructions, shall withdraw, an amount equal to the lesser of (i) the product of the Issuer's Share on such Business Day and the amount of interest payable on such Business Day in respect of interest on the ARG Notes of any series and (ii) the aggregate amount of Interest Collections processed since the preceding Distribution Date and allocated to the Series 1999-1 Noteholder (less any portion thereof previously paid to the Series 1999-1 Noteholder during such period pursuant to this SECTION 3.3(c)) and shall pay such amounts to the Series 1999-1 Noteholder in accordance with SECTION 6.1 of the Base Indenture.

         Section 3.4 PAYMENT OF NOTE PRINCIPAL.

                  (a) Commencing on the first Determination Date after the commencement of the Series 1999-1 Rapid Amortization Period and on each Determination Date thereafter, the Servicer shall instruct the Trustee in writing as to the amount allocated to the Series 1999-1 Notes during the Related Month pursuant to SECTION 3.2(b)(ii) of this Series Supplement and, as applicable, allocated pursuant to the last sentence of SECTION 3.2(c) of this Series Supplement. On the Distribution Date following each such Determination Date, the Trustee shall withdraw the amount allocated to the Series 1999-1 Notes during the Related Month pursuant to SECTION 3.2(b)(ii) of this Series Supplement and, as applicable, allocated pursuant to the last sentence of
SECTION 3.2(c) of this Series Supplement, from the Collection Account and, in accordance with SECTION 6.1 of the Base Indenture, pay such amount to the Series 1999-1 Noteholder, to the extent necessary to pay the Series 1999-1 Invested Amount during the Series 1999-1 Rapid Amortization Period. The entire principal amount of all Outstanding Series 1999-1 Notes shall be due and payable on the Series 1999-1 Termination Date.

                  (b) On any Business Day during the Series 1999-1 Revolving Period on which a Decrease pursuant to SECTION 2.2 of this Series Supplement shall be declared, the Trustee shall withdraw from the Collection Account in accordance with the written instructions of the Servicer an amount equal to the lesser of (i) the funds then allocated to the Series 1999-1 Excess Collection Account (including proceeds from any Increase and any amounts allocated to the Series 1999-1 Excess Collection Account pursuant to SECTION 3.2(c) of this Series Supplement), after giving effect to any payment of the ARG Mandatory Prepayment Amount on such Business Day, and (ii) the amount of such Decrease, and pay such amount to the Series 1999-1 Noteholder.

                  (c) On any Business Day on which funds are available pursuant to SECTION 3.2(c) of this Series Supplement to pay any ARG Mandatory Prepayment Amount, the Trustee shall withdraw from the Collection Account in accordance with the written instructions of the Servicer an amount equal to the lesser of
(i) the funds then allocated to the Series 1999-1 Excess Collection Account (including proceeds from any Increase and any amounts deposited by Issuer in the Series 1999-1 Excess Collection Account pursuant to SECTION 3.2(c) of this Series Supplement) and (ii) the amount of such ARG Mandatory Prepayment Amount, and pay such amount to the Series 1999-1 Noteholder.

         Section 3.5 THE SERVICER'S FAILURE TO INSTRUCT THE TRUSTEE TO MAKE A DEPOSIT OR PAYMENT.

                  If the Servicer fails to give notice or instructions to make any payment from or deposit into the Collection Account required to be given by the Servicer, at the time specified in the Indenture or any other Related Document (including applicable grace periods), the Trustee shall make such payment or deposit into or from the Collection Account without such notice or instruction from the Servicer, provided that the Servicer, upon request of the Trustee, promptly provides the Trustee with all information necessary to allow the Trustee to make such a payment or deposit. When any payment or deposit hereunder or under any other Related Document is required to be made by the Trustee at or prior to a specified time, the Servicer shall deliver any applicable written instructions with respect thereto reasonably in advance of such specified time.

                                   ARTICLE IV

                               AMORTIZATION EVENTS

         Section 4.1 AMORTIZATION EVENTS.

                  In addition to the Amortization Events set forth in SECTION
9.1 of the Base Indenture, the following shall be Amortization Events with respect to the Series 1999-1 Notes and shall constitute the Amortization Events set forth in Section 9.1(f) of the Base Indenture with respect to the Series 1999-1 Notes:

                  (a) a Series 1999-1 Enhancement Deficiency shall occur and continue for at least two (2) Business Days;

                  (b) Issuer defaults in the payment of any interest on, or other amount payable in respect of, the Series 1999-1 Notes when the same becomes due and payable and such default continues for a period of five (5) Business Days;

                  (c) Issuer defaults in the payment of any principal on the Series 1999-1 Notes when the same becomes due and payable and such default continues for a period of one (1) Business Day;

                  (d) all principal and interest of the Series 1999-1 Notes is not paid in full on or before the Series 1999-1 Termination Date;

                  (e) Issuer fails to comply with any of its other agreements or covenants in, or provisions of, the Series 1999-1 Notes or the Indenture and the failure to so comply materially and adversely affects the interests of the Series 1999-1 Noteholder and continues to materially and adversely affect the interests of the Series 1999-1 Noteholder for a period of forty-five (45) days after the earlier of (i) the date on which Issuer obtains knowledge thereof or
(ii) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to Issuer by the Trustee or to Issuer and the Trustee by the ARG Trustee or the Series 1999-1 Required Noteholders; or

                  (f) any representation made by Issuer in the Indenture or any Related Document is false and such false representation materially and adversely affects the interests of the Series 1999-1 Noteholder and such false representation is not cured for a period of forty-five (45) days after the earlier of (i) the date on which Issuer obtains knowledge thereof or (ii) the date that written notice thereof is given to Issuer by the Trustee or to Issuer and the Trustee by the ARG Trustee or the Series 1999-1 Required Noteholders.

In the case of (i) any event described in CLAUSE (a), (b), (c) or (d) above, an Amortization Event with respect to the Series 1999-1 Notes shall immediately occur without any notice or other action on the part of the Trustee or any Series 1999-1 Noteholder or (ii) any event described in CLAUSE (e) or (f) above, either the Trustee, by written notice to Issuer, or the Series 1999-1 Required Noteholders, by written notice to Issuer and the Trustee. may declare that an Amortization Event has occurred with respect to the Series 1999-1 Notes as of the date of the notice. An Amortization Event described in CLAUSE (a), (b), (c) or (d) above shall not be subject to waiver. An Amortization Event described in CLAUSE (e) or (f) above shall be subject to waiver in accordance with SECTION
9.4 of the Base Indenture.

         Section 4.2 RIGHTS OF THE TRUSTEE UPON AFFILIATE ISSUER LIQUIDATION EVENT.

                  Upon the occurrence of an Affiliate Issuer Liquidation Event, the Trustee shall promptly instruct the Master Collateral Agent to return or to cause Issuer or the Lessees to return Program Vehicles to the related Manufacturers (so long as a Manufacturer Event of Default has not occurred with respect to the related Manufacturer) and to sell Non-Program Vehicles or cause Non-Program Vehicles to be sold to third parties in an amount sufficient to pay the ARG Mandatory Prepayment Amount, taking into account the availability of proceeds of Vehicles being disposed of under the Leasing Company Leases, plus any interest on the Series 1999-1 Notes relating thereto, and to the extent that any Manufacturer fails to accept any such Program Vehicles under the terms of the applicable Manufacturer Program (or if a Manufacturer Event of Default has occurred with respect to the related Manufacturer), to direct the Master Collateral Agent to liquidate or to cause Issuer or the Lessees to liquidate such Program Vehicles in accordance with the rights of Issuer under the Lease; PROVIDED, HOWEVER, that the Master

Collateral Agent, the Trustee and Issuer shall select the Program Vehicles to be returned to the related Manufacturers and the Non-Program Vehicles to be sold to third parties in a manner that does not adversely affect in any material respect the interests of the Noteholders of any Series of Notes or any Enhancement Provider.

                                   ARTICLE V

                           FORM OF SERIES 1999-1 NOTES

                  The Series 1999-1 Notes will be issued in fully registered form without interest coupons, substantially in the form set forth in EXHIBIT A hereto, and will be sold to ARG and shall be duly executed by Issuer and authenticated by the Trustee in the manner set forth in SECTION 2.4 of the Base Indenture. Other than in accordance with the ARG Indenture, the Series 1999-1 Notes will not be permitted to be transferred, assigned, exchanged or otherwise pledged or conveyed by ARG. The Series 1999-1 Note shall bear a face amount equal to the Series 1999-1 Maximum Invested Amount, and shall be initially issued in a principal amount equal to the Series 1999-1 Initial Invested Amount. The Trustee shall, or shall cause the Note Registrar to record any Increases or Decreases with respect to the Series 1999-1 Invested Amount such that the principal amount of the Series 1999-1 Notes Outstanding accurately reflects all such Increases and Decreases.

                                   ARTICLE VI

                                     GENERAL

         Section 6.1 OPTIONAL REPURCHASE. The Series 1999-1 Notes shall be subject to repurchase by Issuer at its option in accordance with SECTION 6.2 of the Base Indenture, with no less than two Business Days' prior written notice to the Series 1999-1 Noteholder on any Business Day (the "REPURCHASE DATE"). The repurchase price for the Series 1999-1 Notes shall equal the Repurchase Amount on the Repurchase Date.

         Section 6.2 INFORMATION. (a) Issuer shall cause the Servicer to prepare or cause to be prepared all reports and statements required to be prepared and delivered by ARG pursuant to the ARG Non-Segregated Series Supplements and shall cause the Servicer to furnish or cause to be furnished all such reports and statements at the times and to the Persons specified in the ARG Non-Segregated Series Supplements.

         Section 6.3 EXHIBITS. The following exhibits attached hereto supplement the exhibits included in the Indenture.

                  Exhibit A: Form of Variable Funding Note
                  Exhibit B: Form of Series 1999-1 Demand Note

         Section 6.4 SERIES 1999-1 DEMAND NOTE. Other than pursuant to a demand thereon, Issuer shall not reduce the amount of the Series 1999-1 Demand Note or forgive amounts payable thereunder so that the outstanding principal amount of the Series 1999-1

Demand Note after such reduction or forgiveness is less than an amount equal to 5.0% of the Series 1999-1 Invested Amount; PROVIDED, HOWEVER that if Issuer has first delivered to the Trustee an Opinion of Counsel that reduction or forgiveness of amounts owing under the Series 1999-1 Demand Note to an amount less than 5.0% of the Series 1999-1 Invested Amount will not have an adverse effect on the tax characterization of the Series 1999-1 Notes or any series of ARG Notes, Issuer may reduce the amount of the Series 1999-1 Demand Note or forgive amounts payable thereunder to an amount less than 5.0% of the Series 1999-1 Invested Amount. Issuer shall not distribute the proceeds of any payment made in respect of the principal amount of the Series 1999-1 Demand Note to the owners of its partnership interests, nor shall Issuer lend any of such proceeds to ANC or any Affiliate of ANC under the Subordinated Note or otherwise unless, after giving effect to such distribution or loan, the outstanding principal amount of the Series 1999-1 Demand Note is at least equal to 5.0% of the Series 1999-1 Invested Amount (or such lesser percentage permitted under the immediately preceding sentence). Issuer may enter into that certain Receivables Trust Agreement dated as of the date hereof with The Bank of New York (Delaware) with respect to the Series 1999-1 Demand Note and the Subordinated Note.

         Section 6.5 RATIFICATION OF BASE INDENTURE. As supplemented by this Series Supplement, the Base Indenture is in all respects ratified and confirmed and the Base Indenture as so supplemented by this Series Supplement shall be read, taken, and construed as one and the same instrument.

         Section 6.6 COUNTERPARTS. This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

         Section 6.7 GOVERNING LAW. This Series Supplement shall be construed in accordance with the law of the State of New York, and the obligations, rights and remedies of the parties hereto shall be determined in accordance with such law.

         Section 6.8 AMENDMENTS. This Series Supplement may be modified or amended from time to time in accordance with the terms of the Base Indenture; PROVIDED that no consent of the Series 1999-1 Required Noteholders shall be required for any change in the Series 1999-1 Maximum Invested Amount.

         Section 6.9 NOTICE TO RATING AGENCIES. The Trustee shall provide to each Rating Agency a copy of each notice delivered to, or required to be provided by, the Trustee pursuant to this Series Supplement or any other Related Document.

                  IN WITNESS WHEREOF, Issuer and the Trustee have caused this Series Supplement to be duly executed by their respective officers hereunto duly authorized as of the day and year first above written.

                                 ALAMO FINANCING L.P.,
                                   as Issuer

                                 By:  ALAMO FINANCING L.L.C.,
                                 its General Partner

                                 By: /s/ Dwight Jenkins
                                     -------------------------------------------
                                 Name:   Dwight Jenkins
                                 Title:  Vice President and Assistant Secretary

                                 THE BANK OF NEW YORK,
                                  as Trustee

                                 By: /s/ Kelly A. Sheahan
                                     -------------------------------------------
                                 Name:  Kelly A. Sheahan
                                 Title: Vice President

                                                                    Exhibit A to
                                                        Series 1999-1 Supplement

                            FORM OF VARIABLE FUNDING

                   RENTAL CAR ASSET BACKED NOTE, SERIES 1999-1



REGISTERED                                                              $*


No. R-l

                       SEE REVERSE FOR CERTAIN CONDITIONS

                  THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES OR "BLUE SKY" LAWS. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES FOR THE BENEFIT OF *, A DELAWARE LIMITED PARTNERSHIP (THE "COMPANY"), THAT THIS NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION. THIS NOTE IS NOT PERMITTED TO BE TRANSFERRED, ASSIGNED, EXCHANGED OR OTHERWISE PLEDGED OR CONVEYED EXCEPT IN COMPLIANCE WITH THE TERMS OF THE INDENTURE REFERRED TO HEREIN.

                  THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AND SUBJECT TO INCREASES AND DECREASES AS SET FORTH HEREIN AND IN THE INDENTURE. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                                    [ISSUER]

          VARIABLE FUNDING RENTAL CAR ASSET BACKED NOTES, SERIES 1999-1

                  [ISSUER], a Delaware limited partnership (herein referred to as the "COMPANY"), for value received, hereby promises to pay to The Bank of New York, a New York banking corporation, as trustee (the "TRUSTEE") under the Base Indenture (the "NOTEHOLDER"), or its registered assigns, the principal sum of * ($*) or, if less, the aggregate unpaid principal amount shown on the schedule attached hereto (and any continuation thereof), which amount shall be payable in the amounts and at the times set forth in the Indenture, provided, however, that the entire unpaid principal amount of this Note shall be due on the Series 1999-1 Termination Date. The Company will pay interest on this Note at the Series 1999-1 Note Rate. Such interest shall be payable on each Distribution Date until the principal of this Note is paid or made available for payment, to the extent funds are available from Interest Collections allocable to the Series 1999-1 Notes processed from but not including the preceding Distribution Date through and including the succeeding Distribution Date in respect of (x) first, an amount equal to interest accrued on the Series 1999-1 Notes during the Series 1999-1 Interest Period ending on the day preceding such succeeding Distribution Date which will be equal to the product of (1) the Series 1999-1 Note Rate for such Series 1999-1 Interest Period and (2) the average daily Series 1999-1 Invested Amount during such Series 1999-1 Interest Period, and (y) the l2, an amount equal to the amount of any unpaid Deficiency Amounts, as of the preceding Distribution Date (together with any accrued interest on such Deficiency Amounts). In addition, the Company will pay interest on this Note, to the extent funds are available from Interest Collections allocable to the Series 1999-1 Notes, on the dates set forth in Section 3.3(c) of the Series Supplement. The principal amount of this Note shall be subject to Increases and Decreases on any Business Day during the Series 1999-1 Revolving Period, and accordingly, such principal amount is subject to prepayment at any time. During the Series 1999-1 Revolving Period, this Note is subject to mandatory prepayment, to the extent funds are available therefor in the Series 1999-1 Excess Collection Account, in accordance with the Indenture. Beginning on the first Distribution Date following the occurrence of an Amortization Event with respect to the Series 1999-1 Notes, subject to Decreases on any Business Day, the principal of this Note shall be paid in installments on each subsequent Distribution Date to the extent of funds available for payment therefor pursuant to the Indenture. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

                  The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Company with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note. This Note does not represent an interest in, or an obligation of, the Servicer or any affiliate of the Servicer other than the Company.

                  Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: The Bank of New York, 101 Barclay Street (Floor 12 East), New York, New York 10286, Attention: Corporate Trust Division, To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them m the Indenture.

                  Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Dated:  ____________, _____

                                         [ISSUER]

                                         By: [GENERAL PARTNER],
                                              its general partner



                                         By:
                                            ------------------------------------
                                            Name: Dwight Jenkins
                                            Title: Vice President and
                                               Assistant Secretary

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Notes of a Series issued under the within-mentioned Indenture.

Dated:   __________, ______

                                         THE BANK OF NEW YORK,
                                          as Trustee

                                         By
                                           -------------------------------------
                                              Authorized Signatory

                          REVERSE OF SERIES 1999-1 NOTE


                  This Note is one of a duly authorized issue of Notes of the Company, designated as its Variable Funding Rental Car Asset Backed Notes, Series 1999-1 (herein called the "SERIES 1999-1 NOTES"), all issued under (i) a Base Indenture, dated as of February 26, 1999 (as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms thereof, the "BASE INDENTURE"), between the Company and the Trustee, and (ii) a Series 1999-1 Supplement, dated as of February 26, 1999 (as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms thereof, the "SERIES SUPPLEMENT"), between the Company and the Trustee. The Base Indenture and the Series Supplement are referred to herein as the "INDENTURE". The Series 1999-1 Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, shall have the meanings assigned to them in or pursuant to the Indenture, as so amended, supplemented or otherwise modified.

                  The Series 1999-1 Notes are and will be equally and ratably secured by the Collateral pledged as security therefor as provided in the Indenture and the Series Supplement.

                  "DISTRIBUTION DATE" means the 20th day of each calendar month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing March 22, 1999.

                  As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 1999-1 Termination Date. Notwithstanding the foregoing, this Note is subject to mandatory prepayment, to the extent funds are available therefor in the Series 1999-1 Excess Collection Account, in accordance with the Indenture, and if an Amortization Event with respect to the Series 1999-1 Notes, a Liquidation Event of Default or a Series 1999-1 Limited Liquidation Event of Default shall have occurred and be continuing then, in certain circumstances, principal on the Series 1999-1 Notes may be paid earlier, as described in the Indenture. All principal payments on the Series 1999-1 Notes shall be made pro rata to the Series 1999-1 Noteholders entitled thereto.

                  Payments of interest on this Note are due and payable on each Distribution Date or such other date as may be specified in the Series Supplement, together with the installment of principal then due, if any, and any payments of principal made on any Business Day m respect of any Decreases, to the extent not in full payment of this Note, shall be made by wire transfer to the Holder of record of this Note (or one or more predecessor Series 1999-1 Notes) on the Note Register as of the close of business on each Record Date. Any reduction in the principal amount of this Note (or any one or more predecessor Series 1999-1 Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Note and of any Series 1999-1 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted thereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date or on any Business Day, then the Trustee, in the name of and on behalf of the Company, will notify the Person who was the registered Holder hereof as of the Record Date preceding such Distribution Date by notice mailed within five days of such Distribution Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Corporate Trust Office.

                  The Company shall pay interest on overdue installments of interest at the Series 1999-1 Note Rate to the extent lawful.

                  As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Company pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Series 1999-1 Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

                  Each Series 1999-1 Noteholder, by acceptance of a Series 1999-1 Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Trustee or the Company on the Series 1999-1 Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against the Trustee m its individual capacity, any limited partner of the Company or against the capital or any other asset of the General Partner or any member thereof or against any stockholder, member, employee, officer, director or incorporator of the General Partner; PROVIDED, HOWEVER, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Company for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note, subject to SECTION 13.17 of the Base Indenture.

                  Each Series 1999-1 Noteholder, by acceptance of a Series 1999-1 Note, covenants and agrees that by accepting the benefits of the Indenture, prior to the date which is one year and one day after the payment in full of the latest maturing Note, it will not institute against, or join with any other Person in instituting against, the Company or the General Partner, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any Federal or state bankruptcy or similar law.

                  Prior to the due presentment for registration of transfer of this Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                  It is the intent of the Company and each Series 1999-1 Noteholder that, for Federal, state and local income and franchise tax purposes only, the Series 1999-1 Notes will evidence indebtedness of the Company secured by the Collateral. Each Series 1999-1 Noteholder, by the acceptance of this Note, agrees to treat this Note for purposes of Federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Company.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Series 1999-1 Notes under the Indenture at any time by the Company with the consent of the Requisite Investors (or the Required Noteholders of a Series of Notes, in respect of any amendment, modification or waiver of or to the Indenture or any Related Document which affects only the Noteholders of such Series of Notes and does not affect the Noteholders of any other Series of Notes, as substantiated by an Opinion of Counsel to such effect) subject to certain exceptions set forth in the Indenture. The Indenture also contains provisions permitting the Holders of Series 1999-1 Notes representing specified percentages of the Outstanding Series 1999-1 Notes, on behalf of the Holders of all the Series 1999-1 Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more predecessor Series 1999-1 Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Series 1999-1 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture and the Related Documents without the consent of Holders of the Series 1999-1 Notes issued thereunder.

                  The term "Company" as used in this Note includes any successor to the Company under the Indenture.

                  The Series 1999-1 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

                  This Note and the Indenture shall be construed in accordance with the law of the State of New York, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed, subject to any duty of the Company to deduct or withhold any amounts as required by law, including any applicable U.S. withholding taxes.

                            INCREASES AND DECREASES


                UNPAID                                              SERIES
               PRINCIPAL                                            1999-1      INTEREST PERIOD    NOTATION
    DATE        AMOUNT      INCREASE     DECREASE      TOTAL       NOTE RATE    (IF APPLICABLE)    MADE BY
============= ============ ============ ============ =========== ============== ================= ===========

- ------------- ------------ ------------ ------------ ----------- -------------- ----------------- -----------
- ------------- ------------ ------------ ------------ ----------- -------------- ----------------- -----------

- ------------- ------------ ------------ ------------ ----------- -------------- ----------------- -----------
- ------------- ------------ ------------ ------------ ----------- -------------- ----------------- -----------

- ------------- ------------ ------------ ------------ ----------- -------------- ----------------- -----------
- ------------- ------------ ------------ ------------ ----------- -------------- ----------------- -----------

- ------------- ------------ ------------ ------------ ----------- -------------- ----------------- -----------
- ------------- ------------ ------------ ------------ ----------- -------------- ----------------- -----------

- ------------- ------------ ------------ ------------ ----------- -------------- ----------------- -----------
- ------------- ------------ ------------ ------------ ----------- -------------- ----------------- -----------

- ------------- ------------ ------------ ------------ ----------- -------------- ----------------- -----------
- ------------- ------------ ------------ ------------ ----------- -------------- ----------------- -----------

- ------------- ------------ ------------ ------------ ----------- -------------- ----------------- -----------
- ------------- ------------ ------------ ------------ ----------- -------------- ----------------- -----------

- ------------- ------------ ------------ ------------ ----------- -------------- ----------------- -----------
- ------------- ------------ ------------ ------------ ----------- -------------- ----------------- -----------

- ------------- ------------ ------------ ------------ ----------- -------------- ----------------- -----------
- ------------- ------------ ------------ ------------ ----------- -------------- ----------------- -----------

- ------------- ------------ ------------ ------------ ----------- -------------- ----------------- -----------
- ------------- ------------ ------------ ------------ ----------- -------------- ----------------- -----------

- ------------- ------------ ------------ ------------ ----------- -------------- ----------------- -----------
- ------------- ------------ ------------ ------------ ----------- -------------- ----------------- -----------

- ------------- ------------ ------------ ------------ ----------- -------------- ----------------- -----------
- ------------- ------------ ------------ ------------ ----------- -------------- ----------------- -----------

- ------------- ------------ ------------ ------------ ----------- -------------- ----------------- -----------
- ------------- ------------ ------------ ------------ ----------- -------------- ----------------- -----------

- ------------- ------------ ------------ ------------ ----------- -------------- ----------------- -----------
- ------------- ------------ ------------ ------------ ----------- -------------- ----------------- -----------

- ------------- ------------ ------------ ------------ ----------- -------------- ----------------- -----------
- ------------- ------------ ------------ ------------ ----------- -------------- ----------------- -----------

- ------------- ------------ ------------ ------------ ----------- -------------- ----------------- -----------
- ------------- ------------ ------------ ------------ ----------- -------------- ----------------- -----------

- ------------- ------------ ------------ ------------ ----------- -------------- ----------------- -----------
- ------------- ------------ ------------ ------------ ----------- -------------- ----------------- -----------

- ------------- ------------ ------------ ------------ ----------- -------------- ----------------- -----------
- ------------- ------------ ------------ ------------ ----------- -------------- ----------------- -----------

- ------------- ------------ ------------ ------------ ----------- -------------- ----------------- -----------
- ------------- ------------ ------------ ------------ ----------- -------------- ----------------- -----------

============= ============ ============ ============ =========== ============== ================= ===========


                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

- ----------------

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto
               ---------------------------------------------
                        (name and address of assignee)

the within Series 1999-1 Note and all rights thereunder, and hereby irrevocably constitutes and appoints ________, attorney, to transfer said Series 1999-1 Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: __________                                                     1
                                            ---------------------------

                              Signature Guaranteed:



                              ---------------------









- --------
1 NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Series 1999-1 Note in every particular, without alteration, enlargement or any change whatsoever.

                                                                       EXHIBIT B
                                                     TO SERIES 1999-1 SUPPLEMENT



                      EXHIBIT B TO SERIES 1999-1 SUPPLEMENT

                        FORM OF SERIES 1999-1 DEMAND NOTE

                                                            Alamo Financing L.P.
                                                                     Demand Note

                                   DEMAND NOTE

                                                              New York, New York
$125,000.000.00                                                    June 30, 2000


         FOR VALUE RECEIVED, the undersigned, ANC RENTAL CORPORATION, a Delaware corporation ("ANC"), promises to pay to ALAMO RENT-A-CAR, LLC, a Delaware limited liability company or its permitted assigns ("Holder") on any date of demand (each, a "Demand Date") the principal sum of $125,000,000.00, together with interest thereon at a rate per annum (the "Interest Rate") equal to LIBOR plus 0.75%, computed on the basis of a 360-day year for the actual number of days elapsed (including the first day but excluding the last day). For purposes hereof, "LIBOR" means, for any Business Day, the rate for deposits in U.S. Dollars for a period of one month which appears on page 3750 of the Dow Jones Telerate Service (or on any successor page for such service, providing rate quotations comparable to those currently provided on such page) at approximately 11:00 a.m. (London Time) on such Business Day.

         1. DEFINITIONS. Capitalized terms used but not defined in this Demand Note shall have the respective meanings assigned to them in the Base Indenture, dated as of February 26, 1999 (as amended by the Supplemental Indenture thereto, dated as of June 30, 2000, and as the same may be further amended, restated, supplemented or modified from time to time exclusive of supplements thereto creating a new series of notes, the "Base Indenture"), between Alamo Financing, L.P., a Delaware limited partnership (the "Issuer") and The Bank of New York, a New York banking corporation, as trustee (the "Trustee").

         2. PRINCIPAL. The outstanding principal balance (or any portion thereof) of this Demand Note shall be due and payable on each Demand Date to the extent demand is made therefor by Holder.

         3. INTEREST. Interest shall be paid quarterly on the 20th day of January, April, July, and October commencing April 20, 2000. In addition, interest shall be paid on each Demand Date to the extent demand is made therefor.

         4. CALCULATION OF PRINCIPAL AND INTEREST. The Interest shall be computed on a daily basis by applying the Interest Rate effective on that day as a daily rate to the outstanding principal balance as of that day. The outstanding principal balance as of any day shall be the outstanding principal balance as of the beginning of such day, and less any payments of principal credited to ANC's account on that day. The records of Holder with respect to amounts due and payments received hereunder shall be presumed to be correct evidence thereof.

         5. MATURITY DATE. On the Demand Date on which payment of the remaining principal balance of this Demand Note is to be made, or such earlier date as payment of the indebtedness evidenced hereby shall be due, whether by mandatory prepayment, acceleration or otherwise (the "Maturity Date"), the entire outstanding principal balance of this Demand Note, together with accrued interest and any other sums then outstanding under this Demand Note, shall be due and payable.

         6. PAYMENTS. All payments shall be made in lawful money of the United States of America and shall be applied first to fees and costs, including collection costs, if any, next to interest and then to principal.

         7. COLLECTION COSTS. ANC agrees to pay all costs of collection of this Demand Note, including, without limitation, reasonable attorney's fees, paralegal's fees and other legal costs (including court costs) incurred in connection with consultation, arbitration and litigation (including trial, appellate, administrative and bankruptcy proceedings) regardless of whether or not suit is brought, and all other costs and expenses incurred by Holder exercising its rights and remedies hereunder. Such costs of collection shall bear interest at the Default Rate until paid.

         8. DEFAULT. (a) If ANC shall fail to pay any principal, interest or other amounts within fifteen (15) days after written demand, or (b) upon the occurrence of an Event of Bankruptcy with respect to ANC (each, an "Event of Default"), the entire outstanding principal balance of this Demand Note, together with all accrued and unpaid interest, shall (x) in the case of an Event of Default under clause (a) above, at the option of Holder and without further notice (any notice of such event being hereby waived by ANC), or (y) in the case of an Event of Default under clause (b) above, automatically without notice (any notice of any such event being waived by ANC), become immediately due and payable and may be collected forthwith, and Holder may exercise any and all rights and remedies provided herein, in law or in equity.

         9. DEFAULT INTEREST. After the Maturity Date of the occurrence of an Event of Default, the outstanding principal balance of this Demand Note and, to the extent permitted by applicable law, accrued and unpaid interest, shall bear interest (the "Default Rate") at the Interest Rate plus two percent (2%) until paid in full, provided, however, in no event shall such rate exceed the highest rate permissible under applicable law.

         10. WAIVERS. ANC, waives all applicable exemption rights and also waives valuation and appraisement, demand, presentment, protest and demand, and notice of protest, demand and dishonor, and nonpayment of this Demand Note, and agrees that Holder shall have the right, without notice, to grant any extension or extensions of time for payment of any of said indebtedness or any other indulgences or forbearances whatsoever.

         11. NO WAIVER. No delay or omission on the part of Holder in exercising its rights under this Demand Note, or delay or omission on the part of Holder in exercising its rights hereunder, or course of conduct relating thereto, shall operate as a waiver of such rights or any other right of Holder, nor shall any waiver by Holder of any such right or rights on any one occasion be deemed a bar to, or waiver of, the same right or rights on any future occasion. Acceptance by Holder of any payment after its due date shall not be deemed a waiver of the right to require prompt payment when due of all other sums, and acceptance of any payment after Holder has declared the indebtedness evidenced by this Demand Note due and payable shall not cure any Event of Default or operate as a waiver of any right of Holder.

         12. MODIFICATIONS. No amendment, modification or waiver of, or consent with respect to, any provision of this Demand Note shall in any event be effective unless (a) the same shall be in writing and signed and delivered by each of Holder and ANC, and (b) all consents required for such actions under the Base Indenture and the Related Documents shall have been received by the appropriate Persons.

         13. BINDING EFFECT. This Demand Note shall be binding upon ANC and its successors and assigns, and shall inure to the benefit of Holder and Its successors and assigns.

         14. GOVERNING LAW. THIS DEMAND NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

         15. NO NEGOTIATION. This Demand Note is not negotiable other than to
(a) the Issuer, (b) The Bank of New York (Delaware), as receivables trustee (the "Receivables Trustee") under that certain irrevocable Trust Agreement dated February 26, 1999 (the "Receivables Trust Agreement") between the Receivables Trustee and Holder; and/or (c) the Trustee for the benefit of the Secured Parties under the Base Indenture (other than Secured Parties under a Series Supplement to the Base Indenture relating to a Segregated Series). The parties intend that this Demand Note will be transferred by the initial Holder to the Issuer as a contribution to the capital of the Issuer. Upon such transfer, the Issuer shall be deemed the Holder for all purposes hereof. The parties further intend that the issuer will transfer its rights to receive payment under this Demand Note to the Receivables Trust under the Receivables Trust Agreement in exchange for the beneficial interest in the trust created thereunder.

         16. CAPTIONS. Paragraph captions used in this Demand Note are provided solely for convenience of reference only and shall not affect the meaning or of any provision of this Demand Note.

         17. REPLACEMENT NOTE. This Demand Note is a replacement of that certain Demand Note dated February 26, 1999 in the original principal amount of $125,000,000 given by AutoNation, Inc. (f/k/a Republic Industries, Inc.) to Holder in connection with the Series 1999-1 Supplement to the Base Indenture.

                  [Remainder of Page Intentionally Left Blank]

                  IN WITNESS WHEREOF, the undersigned has executed this Demand Note or caused this Demand Note to be duly executed by its officer thereunto duly authorized as of the day and year first above written.

                                          ANC RENTAL CORPORATION


                                          By:
                                             -----------------------------------
                                          Name:
                                          Title:

                                  PAYMENT GRID


                                                                        OUTSTANDING            NOTATION
                         PRINCIPAL          AMOUNT OF PRINCIPAL          PRINCIPAL               MADE
       DATE               AMOUNT                 PAYMENT                  BALANCE                 BY
- ------------------- ------------------- -------------------------- --------------------- --------------------
- ------------------- ------------------- -------------------------- --------------------- --------------------

- ------------------- ------------------- -------------------------- --------------------- --------------------
- ------------------- ------------------- -------------------------- --------------------- --------------------

- ------------------- ------------------- -------------------------- --------------------- --------------------
- ------------------- ------------------- -------------------------- --------------------- --------------------

- ------------------- ------------------- -------------------------- --------------------- --------------------
- ------------------- ------------------- -------------------------- --------------------- --------------------

- ------------------- ------------------- -------------------------- --------------------- --------------------
- ------------------- ------------------- -------------------------- --------------------- --------------------

- ------------------- ------------------- -------------------------- --------------------- --------------------
- ------------------- ------------------- -------------------------- --------------------- --------------------

- ------------------- ------------------- -------------------------- --------------------- --------------------
- ------------------- ------------------- -------------------------- --------------------- --------------------

- ------------------- ------------------- -------------------------- --------------------- --------------------
- ------------------- ------------------- -------------------------- --------------------- --------------------

- ------------------- ------------------- -------------------------- --------------------- --------------------
- ------------------- ------------------- -------------------------- --------------------- --------------------

- ------------------- ------------------- -------------------------- --------------------- --------------------
- ------------------- ------------------- -------------------------- --------------------- --------------------

- ------------------- ------------------- -------------------------- --------------------- --------------------
- ------------------- ------------------- -------------------------- --------------------- --------------------

- ------------------- ------------------- -------------------------- --------------------- --------------------
- ------------------- ------------------- -------------------------- --------------------- --------------------

- ------------------- ------------------- -------------------------- --------------------- --------------------
- ------------------- ------------------- -------------------------- --------------------- --------------------

- ------------------- ------------------- -------------------------- --------------------- --------------------
- ------------------- ------------------- -------------------------- --------------------- --------------------

- ------------------- ------------------- -------------------------- --------------------- --------------------
- ------------------- ------------------- -------------------------- --------------------- --------------------

- ------------------- ------------------- -------------------------- --------------------- --------------------
- ------------------- ------------------- -------------------------- --------------------- --------------------

- ------------------- ------------------- -------------------------- --------------------- --------------------
- ------------------- ------------------- -------------------------- --------------------- --------------------

=================== =================== ========================== ===================== ====================


                       AFFIDAVIT OF OUT-OF-STATE EXECUTION


STATE OF NEW YORK
COUNTY OF NEW YORK

                  I hereby certify that on this 30th day of June, 2000, before me, an officer duly authorized in the State aforesaid and in the County
aforesaid to take acknowledgments, personally appeared [              ], the
[              ] of ANC Rental Corporation ("ANC"), who is personally known to me or who has produced _________________________________ as identification, who did/did not take an oath, who is known to me to be the person who executed the attached Demand Note in the principal amount of $125,000,000.00 dated June 30, 2000 on behalf of ANC, in New York, New York, and who acknowledged before me that she executed the same.


                                           -------------------------------------
                                           Notary Public


                                           -------------------------------------
                                           Print Name


                                           My Commission Expires:
                                                                 ---------------

                       AFFIDAVIT OF OUT-OF-STATE DELIVERY

STATE OF NEW YORK
COUNTY OF NEW YORK

         I, Leland F. Wilson, being first duly sworn upon my oath, depose and say:

         1. That I am the Assistant Treasurer of Alamo Rent-A-Car, LLC. ("Initial Holder).

         2. That on the 30th, day of June, 2000, I witnessed the execution of that certain Demand Note in the principal amount of $125,000,000.00 dated June 30, 2000, payable by ANC Rental Corporation ("ANC"), as maker, to Initial Holder, as payee.

         3. That the execution of the Demand Note took place in the City of New York and in the State of New York.

         4. That I accepted delivery of the Demand Note on behalf of Initial Holder in the City of New York and in the State of New York.


                                               ---------------------------------
                                               Name:  Leland F. Wilson
                                               Title: Assistant Treasurer

STATE OF NEW YORK
COUNTY OF NEW YORK

                  THE FOREGOING instrument was acknowledged before me this __ day of June, 2000, by Leland F. Wilson, who is personally known to me or who has produced _______________________________ as identification and who did/did not take an oath.

                                               ---------------------------------
                                               Notary Public


                                               ---------------------------------
                                               Print Name



                                               My Commission Expires:
                                                                     -----------

                     ENDORSEMENT ALLONGE TO PROMISSORY NOTE
                  DATED JUNE 30, 2000 IN THE ORIGINAL PRINCIPAL
                       AMOUNT OF $125,000,000.00, MADE BY
                             ANC RENTAL CORPORATION
                TO ALAMO RENT-A-CAR, LLC OR ITS PERMITTED ASSIGNS

         FOR VALUE RECEIVED, ALAMO RENT-A-CAR, LLC. does hereby endorse such Note "Pay to the Order of Alamo Financing L.P., a Delaware limited partnership, without recourse. The foregoing endorsement shall have the same effect as though written on the Note itself.

Dated as of June 30, 2000

                                            ALAMO RENT-A-CAR, LLC


                                            By:
                                               ---------------------------------
                                            Name:  Leland F. Wilson
                                            Title: Assistant Treasurer

                       AFFIDAVIT OF OUT-OF-STATE EXECUTION

STATE OF NEW YORK
COUNTY OF NEW YORK

                  I hereby certify that on this 30th day of June, 2000, before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgments, personally appeared Leland F. Wilson, the Assistant Treasurer of Alamo Rent-A-Car, LLC. ("Assignor"), who is personally known to me or who has produced _________________________________ as identification, who did/did not take an oath, who is known to me to be the person who executed the attached Endorsement Allonge to Promissory Note dated as of June 30, 2000, in New York, New York and who acknowledged before me that [s]he executed the same.

                                               ---------------------------------
                                               Notary Public


                                               ---------------------------------
                                               Print Name


                                               My Commission Expires:
                                                                     -----------

STATE OF NEW YORK
COUNTY OF NEW YORK

I, Dwight Jenkins, being first duly sworn upon my oath, depose and say:

         1. That I am a Vice President and Assistant Secretary for Alamo Financing L.L.C., the sole general partner of Alamo Financing L.P. ("Holder").

         2. That on the 30th day of June, 2000, I witnessed the execution of that certain Endorsement Allonge to Promissory Note dated as of June 30, 2000 (the "Endorsement") relating to that certain Demand Note dated as of June 30, 2000 (the "Demand Note") by ANC Rental Corporation, as maker to Alamo Rent-A-Car, LLC, as payee.

         3. That the execution of the Endorsement took place in the City of New York and in the State of New York.

         4. That I accepted delivery of the Demand Note and of the Endorsement Allonge on behalf of Holder in the City of New York and in the State of New York.

                                            By:
                                               ---------------------------------
                                            Name:  Dwight Jenkins
                                            Title:  Vice President and Assistant
                                                    Secretary

STATE OF NEW YORK
COUNTY OF NEW YORK

                  THE FOREGOING instrument was acknowledged before me this 30th day of June, 2000, by Dwight Jenkins who is personally known to me or who has produced _______________________ as identification and who did/did not take an oath.

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                                           Notary Public


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                                           Print Name


                                           My Commission Expires:
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